Short-Term Loans (Tables)	12 Months Ended
Jun. 30, 2024
Bank Loans [Abstract]
Schedule of Short-Term Loans	Short-term loans represent amounts due to various banks maturing within one year. The principal of the borrowings is due at maturity. Accrued interest is due either monthly or annually. The bank loans consisted of the following:
	As of June 30,
	2024	2023
Loans from financial institutions	$701,577	$138,393